Scaling for Sustainable Growth Q1 2024 EARNINGS CONFERENCE CALL April 23, 2024

Q1 2024Herc Holdings Inc. NYSE: HRI 2 Herc Rentals Team and Agenda Agenda Safe Harbor Q1 2024 Overview Q1 Operations Review Q1 Financial Review 2024 Outlook Q&A Larry Silber President & Chief Executive Officer Aaron Birnbaum Senior Vice President & Chief Operating Officer Mark Humphrey Senior Vice President & Chief Financial Officer Leslie Hunziker Senior Vice President Investor Relations, Communications & Sustainability

Q1 2024Herc Holdings Inc. NYSE: HRI 3 Safe Harbor Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation includes forward-looking statements as that term is defined by the federal securities laws, including statements concerning our business plans and strategy, projected profitability, performance or cash flows, future capital expenditures, our growth strategy, including our ability to grow organically and through M&A, anticipated financing needs, business trends, our capital allocation strategy, liquidity and capital management, exploring strategic alternatives for Cinelease, including the timing of the review process, the outcome of the process and the costs and benefits of the process, and other information that is not historical information. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward- looking statements are based upon our current expectations and various assumptions and, there can be no assurance that our current expectations will be achieved. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward- looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non-GAAP”), such as adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin, REBITDA, REBITDA margin, REBITDA flow-through and free cash flow. Additionally, certain results are presented excluding the Cinelease studio entertainment business. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation.

Q1 2024Herc Holdings Inc. NYSE: HRI 4 First Quarter 2024: Accelerating Performance 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 20 2. The company’s ROIC metric uses after-tax operating income for the trailing 12 months divided by average stockholders’ equity, debt and deferred taxes, net of average cash. To mitigate the volatility related to fluctuations in the company’s tax rate from period to period, the U.S. federal corporate statutory tax rate of 21% was used to calculate after-tax operating income. Equipment Rental Revenue $387 $400 $527 $654 $719 2020 2021 2022 2023 2024 10% $ in millions Total Revenues $436 $453 $568 $740 $804 2020 2021 2022 2023 2024 Adjusted EBITDA¹ $147 $184 $237 $308 $339 2020 2021 2022 2023 2024 9% 10% $ in millions $ in millions Earnings Per Diluted Share $1.09 $1.92 $2.28 $2.29 Adjusted EBITDA Margin¹ 33.9% 40.7% 41.7% 41.6% 42.2% 2020 2021 2022 2023 2024 6.1% 6.3% 9.8% 10.6% 10.0% 2020 2021 2022 2023 2024 ROIC2 2020 2021 2022 2023 2024 $(0.13)

Q1 2024Herc Holdings Inc. NYSE: HRI 5 Q1 2024: Delivering on Growth Strategies Optimize branch network for fleet / operating efficiencies at scale • Completed 4 acquisitions - 11 locations; opened 4 greenfield locations Enhance fleet mix • Expanded OEC specialty fleet YoY; completed largest trench shoring acquisition Support customers’ efficiency goals through data and telematics • Advanced our industry leading digital capabilities: ProControl Next Gen™ Prioritize Capital and Invest Responsibly • Continued disciplined investments in fleet and strategic M&A • Raised quarterly dividend 5% Lead through continuous improvement with E3OS • Standardized processes • Committed to superior customer experiences Strategies to Accelerate ROIC and Increase Shareholder Returns: Grow the Core Expand Specialty Elevate Technology Allocate Capital Execute at Highest Level

Q1 2024Herc Holdings Inc. NYSE: HRI 6 Operations Review Aaron Birnbaum Senior Vice President and Chief Operating Officer

Q1 2024Herc Holdings Inc. NYSE: HRI 7 Focusing on Safety 1Q 2024: Continuing focus on Perfect Days • All branches reported > 97% Perfect Days • Perfect Days are those with no: • OSHA reportable incidents • At-fault moving vehicle accidents • DOT violations Total Recordable Incident Rate Improved to 0.76 —below 1.0 industry standard Proven safety record is a must-have for customers Herc's Safety Program is integrated into all acquisitions

Q1 2024Herc Holdings Inc. NYSE: HRI 8 Scaling for Sustainable Growth Expanding Through Acquisitions and Greenfields Adding locations increases density and share in urban markets • 412 locations at March 31, 2024, +13% YoY Targeting Top 100 metropolitan markets • 1Q:24: 4 acquisitions - 11 locations; 4 greenfield locations • 1Q:24: Invested $148 million YTD on M&A Synergized multiple opportunity 3.5x - 4.5x through cross selling adjacent product lines, fleet efficiencies and rate improvement Strategic M&A Opportunity ~$500 million per year Pipeline of acquisition opportunities remains strong

Q1 2024Herc Holdings Inc. NYSE: HRI 9 Optimizing Fleet Mix and Lifecycle Performance 1. Original equipment cost based on ARA guidelines. 2. End fleet as of March 31, 2024 $348 $400 $274 $196$167 2023 2024 Q1 Q2 Q3 Q4 Fleet Expenditures at OEC1 $ in millions $144 $186 $309 $174$150 2023 2024 Q1 Q2 Q3 Q4 Fleet Disposals at OEC1 $ in millions 24% 24% 11% 19% 22% • 1Q YoY net fleet investment declined $187M, reflecting 2024 return to normal seasonal quarterly cadence of fleet rotation ◦ Net investments ramp up 2Q, 3Q peaks, 4Q seasonal defleeting • 1Q:24 disposals generated proceeds of ~50% of OEC • Average age of disposals was 85 months in 1Q:24 • Average fleet age of 47 months at March 31, 2024 $6.4 billion at OEC1,2 Fleet Composition Specialty Aerial Earthmoving Material Handling Other

Q1 2024Herc Holdings Inc. NYSE: HRI 10 Delivering Growth and Resiliency through Diversification Q1 Local vs. National Mix 45% 55% NationalQ1 Revenue by Customer1 36% 28% 16% 14% 6% Local Commercial Facilities Contractors Infrastructure & Government Other Industrial • Local account revenue increased due to acquisitions and greenfields, and a focus on growth markets • National account revenue continues to benefit from general growth and mega project activity ◦ Vertical sales strategy provides for end-market expertise and creates more diverse revenue mix ◦ Project pipeline remains strong; still in early innings of federal-funding opportunities • Long-term, balanced target of 60% local / 40% national accounts 1. Refer to our 10-K for description of industries related to each customer classification.

Q1 2024Herc Holdings Inc. NYSE: HRI 11 Capitalizing on Growth Trends Across Diverse Customer and Project Base Pipeline of new construction and maintenance projects offers wide spectrum of growth opportunities • Banks • Casinos • Hospitality (hotel & motel) • Parking Garages • Religious Building • Retail Facilities • Commercial Warehousing • Education • Facility Maintenance • Healthcare • Data Centers • Sporting Events • Theater • TV, Film & Radio • Homeowners • Live Events Contractors (36%) Industrial (28%) Commercial Facilities (14%) Other (6%) • Aerospace • Alternative • Automotive/EV • Energy/ Renewables • Food & Beverage • Agriculture • Chemical Processing • Industrial Manufacturing • Metals & Minerals • Oil & Gas Production • Oil & Gas Pipeline • Oil & Gas Refineries • Pharmaceutical • Power • Pulp. Paper & Wood • Shipbuilding/Yards • Electrical • General Contractors • Mechanical • Remediation & Environmental • Residential • Restoration • Specialty Contractors • Airports • Bridge • Federal Government • Local & State Government • Military Base • Prisons • Railroad & Mass Transportation • Streets, Road &Highway • Sewer & Waste Disposal • Water Supply & Distribution • Utilities Infrastructure & Gov. Direct (16%) Herc Rentals is Well Positioned with Current Trending Opportunities EV/Battery Chip Plants Data Centers LNG PlantRenewables Utilities Healthcare Infrastructure New verticals since 2016 in bold.

Financial Review Mark Humphrey Senior Vice President and Chief Financial Officer

Q1 2024Herc Holdings Inc. NYSE: HRI 13 Q1 2024 Financial Results 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 20 2. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies 3. Based on ARA guidelines Three Months Ended March 31, $ in millions, except per share data 2024 2023 2024 vs 2023 % Change Equipment Rental Revenue $719 $654 10% Total Revenues $804 $740 9% Net Income $65 $67 (3)% Earnings Per Diluted Share $2.29 $2.28 —% Adjusted Net Income1 $67 $69 (3)% Adjusted Earnings Per Diluted Share1 $2.36 $2.35 —% Adjusted EBITDA1 $339 $308 10% Adjusted EBITDA Margin1 42.2% 41.6% 60 bps REBITDA1,2 $313 $280 12% REBITDA Margin1,2 43.1% 42.4% 70 bps REBITDA YoY Flow-Through1,2 50.8% 42.6% 820 bps Average Fleet3 (YoY) 10.1% 29.3% Pricing3 (YoY) 5.1% 7.0% ROIC 10.0% 10.6% (60) bps

Q1 2024Herc Holdings Inc. NYSE: HRI 14 Q1 2024 Equipment Rental Revenue and Adjusted EBITDA Bridge Equipment Rental Revenue $654 $719 2023 Pricing OEC on Rent Ancillary Other Inflation Studio Entertainment 2024 Adjusted EBITDA $308 $339 2023 Equipment Rental Revenue Gain on Sale of Rental Equipment DOE SG&A Studio Entertainment Other 2024 Adjusted EBITDA Margin drivers: DOE and SG&A were positive contributors as both declined as a percent of rental revenue Pricing offset impact from fleet inflation within equipment rental revenue

Q1 2024Herc Holdings Inc. NYSE: HRI 15 Q1 2024 Financial Results Excluding Cinelease Studio Entertainment 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 20 2. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies 3. Based on ARA guidelines Three Months Ended March 31, $ in millions 2024 2023 2024 vs 2023 % Change Core Equipment Rental Revenue $690 $635 9% Core Total Revenues $774 $720 8% Core Net Income $58 $73 (21)% Core Adjusted EBITDA1 $329 $306 8% Core Adjusted EBITDA Margin1 42.5% 42.5% — bps Core REBITDA1,2 $304 $278 9% Core REBITDA Margin1,2 43.6% 43.4% 20 bps Core REBITDA YoY Flow-Through1,2 46.4% 47.7% (130) bps Core Average Fleet3 (YoY) 11.3% 29.3% Core ROIC 10.9% 11.2% (30) bps

Q1 2024Herc Holdings Inc. NYSE: HRI 16 Disciplined Capital Management 1. The AR Facility is excluded from current maturities of long-term debt as the Company has the intent and ability to consummate refinancing and extend the term of the agreement 2. Total liquidity includes cash and cash equivalents and the unused commitments under the ABL Credit Facility and AR Facility 3. For a definition and calculation, see the Appendix beginning on Slide 20 • No near-term maturities and ample liquidity2 of $1.4 billion provide financial flexibility • Free cash flow of $92 million for the first quarter • Net leverage3 of 2.5x, unchanged from December 2023 and within target range of 2.0x to 3.0x • Quarterly dividend increased by 5% to $0.665 per share, paid on March 7, 2024 to shareholders of record as of February 21, 2024 • Credit Ratings: S&P Upgraded HRI to BB Credit Ratings: Moody’s CFR Ba2 S&P BB/Stable Maturities As of March 31, 2024 $ in millions $1,200 $2,173 $325 2024 2025 2026 2027 $75 Finance Leases 2024-2031 Senior Unsecured Notes ABL Credit Facility AR Facility1

Q1 2024Herc Holdings Inc. NYSE: HRI 17 Continued Strength in Key End Markets 1. Source: ARA / IHS Global Insights as of February 2024 2. Source: IIR as of February 2024 3. Source: American Institute of Architects (AIA) as of March 2024 4. Source: Dodge Analytics U.S. as of March 2024 N.A. Equipment Rental Market1 $52 $57 $60 $55 $61 $69 $77 $83 $87 $90 $94 17 18 19 20 21 22 23 24E 25E 26E 27E $ in billions Industrial Spending2 $310 $317 $328 $309 $317 $352 $442 $436 $412 $406 $396 17 18 19 20 21 22 23 24E 25E 26E 27E $ in billions Non-Residential Starts4 $288 $298 $314 $260 $305 $445 $423 $441 $461 $487 $512 17 18 19 20 21 22 23E 24E 25E 26E 27E $ in billions — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — Architecture Billings Index3 17 18 19 20 21 22 23 Jan-24 50 March 49.5

Q1 2024Herc Holdings Inc. NYSE: HRI 18 Affirming 2024 Guidance Excluding Cinelease Key Assumptions Full-Year 2024 excluding Cinelease: • Adjusted EBITDA assumption includes $550 to $650 million used fleet dispositions at OEC; 20-30% less YoY • Return to normal seasonal trend for used fleet dispositions • Mega projects continue to ramp through year • Strategic pricing expected to offset equipment inflation • Focusing on fleet efficiency • Beginning fleet of $6.0 billion at OEC • Shift to higher-return used-equipment retail and wholesale channels • Continued focus on operating leverage to improve margins • REBITDA Flow Through of ~50% expected • Tax rate ~25% Metric 2023 Excluding Cinelease 2024 Full Year Guidance Equipment Rental Revenue $2,820 million +7% to 10% Adjusted EBITDA $1,462 million $1.55 billion to $1.60 billion Net Rental Equipment Expenditures after Gross Capex $995 million $500 to $700 million after gross capex of $750 million to $1 billion

Q1 2024Herc Holdings Inc. NYSE: HRI 19 Purpose, Vision, Mission and Values We equip our customers and communities to build a brighter future

Appendix

Q1 2024Herc Holdings Inc. NYSE: HRI 21 Glossary of Terms Commonly Use in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines. Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are based on ARA guidelines and are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix.

Q1 2024Herc Holdings Inc. NYSE: HRI 22 Cinelease Studio Entertainment Assets Held for Sale Cinelease is Herc's studio management and lighting and grip business • Market preference for lighting and grip equipment to be part of studio ownership • Owning studio real estate does not align with Herc strategy • Lighting and grip equipment represents ~5% of OEC Cinelease sale process underway Herc Entertainment Services (HES) will continue to provide rentals to entertainment industry Equipment Types • aerial equipment, • forklifts, • carts, • generators, • climate solutions Cinelease assets held for sale HES to continue to service market Project Types • in-studio TV & Film productions • off-location TV & Film productions • live entertainment venues

Q1 2024Herc Holdings Inc. NYSE: HRI 23 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through EBITDA, Adjusted EBITDA, and REBITDA - EBITDA represents the sum of net income, provision (benefit) for income taxes, interest expense, net, depreciation of rental equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of transaction related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain (loss) on disposal of a business and certain other items. REBITDA represents Adjusted EBITDA excluding the gain (loss) on sales of rental equipment and new equipment, parts and supplies. EBITDA, Adjusted EBITDA and REBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, none of these measures purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin, REBITDA Margin and REBITDA Flow-Through - Adjusted EBITDA Margin (Adjusted EBITDA / Total Revenues) is a commonly used profitability ratio. REBITDA Margin (REBITDA / Equipment rental, service and other revenues) and REBITDA Flow- Through (the year-over-year change in REBITDA/the year-over-year change in Equipment rental, service, and other revenues) are useful operating profitability ratios to management and investors. EBITDA, Adjusted EBITDA, REBITDA, Adjusted EBITDA Margin, REBITDA Margin and REBITDA Flow-Through Excluding Studio Entertainment - On slide 25, each metric has been adjusted to exclude the studio entertainment business due to the intent to sell that business and provides the operating performance of the remaining business.

Q1 2024Herc Holdings Inc. NYSE: HRI 24 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through $ in millions Three Months Ended March 31, 2024 2023 Net income $65 $67 Income tax provision 16 8 Interest expense, net 61 48 Depreciation of rental equipment 160 152 Non-rental depreciation and amortization 29 26 EBITDA 331 301 Non-cash stock-based compensation charges 5 4 Transaction related costs 3 2 Other — 1 Adjusted EBITDA 339 308 Less: Gain (loss) on sales of rental equipment 23 25 Less: Gain (loss) on sales of new equipment, parts and supplies 3 3 Rental Adjusted EBITDA (REBITDA) $313 $280 Total revenues $804 $740 Less: Sales of rental equipment 69 71 Less: Sales of new equipment, parts and supplies 9 8 Equipment rental, service and other revenues $726 $661 Total revenues $804 $740 Adjusted EBITDA $339 $308 Adjusted EBITDA Margin 42.2% 41.6 % Equipment rental, service and other revenues $726 $661 REBITDA $313 $280 REBITDA Margin 43.1% 42.4 % YOY Change in REBITDA $33 YOY Change in Equipment rental, service and other revenues $65 YOY REBITDA Flow-Through 50.8%

Q1 2024Herc Holdings Inc. NYSE: HRI 25 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through, Excluding Studio Entertainment $ in millions Three Months Ended March 31, 2024 2024 2023 Herc Studio Entertainment Herc, excl Studio Herc Studio Entertainment Herc, excl Studio Equipment rental revenue $719 $29 $690 $654 $19 $635 Total revenues 804 30 774 740 20 720 Total expenses 723 21 702 665 28 637 Income (loss) before income taxes 81 9 72 75 (8) 83 Income tax (provision) benefit (16) (2) (14) (8) 2 (10) Net income $65 $7 $58 $67 ($6) $73 Income tax provision 16 2 14 8 (2) 10 Interest expense, net 61 — 61 48 — 48 Depreciation of rental equipment 160 — 160 152 8 144 Non-rental depreciation and amortization 29 — 29 26 1 25 EBITDA 331 9 322 301 1 300 Non-cash stock-based compensation charges 5 — 5 4 — 4 Transaction related costs 3 1 2 2 — 2 Other — — — 1 1 — Adjusted EBITDA 339 10 329 308 2 306 Less: Gain (loss) on sales of rental equipment 23 — 23 25 — 25 Less: Gain (loss) on sales of new equipment, parts and supplies 3 1 2 3 — 3 Rental Adjusted EBITDA (REBITDA) $313 $9 $304 $280 $2 $278 Total revenues $804 $30 $774 $740 $20 $720 Less: Sales of rental equipment 69 — 69 71 — 71 Less: Sales of new equipment, parts and supplies 9 1 8 8 — 8 Equipment rental, service and other revenues $726 $29 $697 $661 $20 $641 Total revenues $804 $30 $774 $740 $20 $720 Adjusted EBITDA $339 $10 $329 $308 $2 $306 Adjusted EBITDA Margin 42.2% 33.3% 42.5% 41.6% 10.0% 42.5 % Equipment rental, service and other revenues $726 $29 $697 $661 $20 $641 REBITDA $313 $9 $304 $280 $2 $278 REBITDA Margin 43.1% 31.0% 43.6% 42.4% 10.0% 43.4 % YOY Change in REBITDA $33 $7 $26 $55 ($8) $63 YOY Change in Equipment rental, service and other revenues $65 $9 $56 $129 ($3) $132 YOY REBITDA Flow-Through 50.8% 77.8% 46.4% 42.6% 266.7% 47.7%

Q1 2024Herc Holdings Inc. NYSE: HRI 26 REBITDA Margin and Flow-Through Quarterly Trend $ in millions Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 Q1 2024 Net income $67 $76 $113 $91 $347 $65 Income tax provision 8 27 33 32 100 16 Interest expense, net 48 54 60 62 224 61 Depreciation of rental equipment 152 161 167 163 643 160 Non-rental depreciation and amortization 26 28 29 29 112 29 EBITDA 301 346 402 377 1,426 331 Non-cash stock-based compensation charges 4 5 6 3 18 5 Transaction related costs 2 1 2 3 8 3 Other 1 — — (1) — — Adjusted EBITDA 308 352 410 382 1,452 339 Less: Gain (loss) on sales of rental equipment 25 27 25 17 94 23 Less: Gain (loss) on sales of new equipment, parts and supplies 3 3 4 3 13 3 Rental Adjusted EBITDA (REBITDA) $280 $322 $381 $362 $1,345 $313 Total revenues $740 $802 $908 $831 $3,282 $804 Less: Sales of rental equipment 71 83 124 68 346 69 Less: Sales of new equipment, parts and supplies 8 10 11 9 38 9 Equipment rental, service and other revenues $661 $709 $773 $754 $2,898 $726 REBITDA Margin 42.4% 45.4% 49.3% 48.0% 46.4% 43.1 % YOY REBITDA Flow-Through 42.6% 48.5% 76.3% 64.7% 53.0% 50.8%

Q1 2024Herc Holdings Inc. NYSE: HRI 27 REBITDA Margin and Flow-Through Annual Trend $ in millions 2019 2020 2021 2022 2023 Net income $47 $74 $224 $330 $347 Income tax provision 16 20 67 104 100 Interest expense, net 174 93 86 122 224 Depreciation of rental equipment 410 403 420 536 643 Non-rental depreciation and amortization 62 63 68 95 112 EBITDA 709 653 865 1,187 1,426 Non-cash stock-based compensation charges 19 16 23 27 18 Restructuring 8 1 — — — Impairment 4 15 3 3 — Transaction related costs — — 4 7 8 Loss on disposal of business — 3 — — — Other 1 1 — 3 — Adjusted EBITDA 741 689 895 1,227 1,452 Less: Gain (loss) on sales of rental equipment (1) (5) 19 36 94 Less: Gain (loss) on sales of new equipment, parts and supplies 11 8 10 15 13 Rental Adjusted EBITDA (REBITDA) $731 $686 $866 $1,176 $1,345 Total revenues $1,999 $1,780 $2,073 $2,740 $3,282 Less: Sales of rental equipment 243 198 113 125 346 Less: Sales of new equipment, parts and supplies 44 28 31 36 38 Equipment rental, service and other revenues $1,712 $1,554 $1,929 $2,579 $2,898 REBITDA Margin 42.7% 44.2% 44.8% 45.7% 46.4 % YOY REBITDA Flow-Through 169.3% 27.9% 47.5% 48.1% 53.0%

Q1 2024Herc Holdings Inc. NYSE: HRI 28 Reconciliation of Net Income and Adjusted Earnings Per Diluted Share $ in millions Three Months Ended March 31, 2024 2023 Net income $65 $67 Transaction related costs 3 2 Other — 1 Tax impact of adjustments(1) (1) (1) Adjusted net income $67 $69 Diluted common shares 28.4 29.4 Adjusted earnings per diluted share $2.36 $2.35 Adjusted Net Income and Adjusted Earnings Per Diluted Share - Adjusted Net Income represents the sum of net income, transaction related costs, restructuring and restructuring related charges, spin-off costs, loss on extinguishment of debt, impairment charges, gain (loss) on the disposal of a business and certain other items. Adjusted Earnings per Diluted Share represents Adjusted Net Income divided by diluted shares outstanding. Adjusted Net Income and Adjusted Earnings Per Diluted Share are important measures to evaluate our results of operations between periods on a more comparable basis and to help investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business. (1) The tax rate applied for adjustments is 25.5% in the three months ended March 31, 2024 and 25.7% in the three months ended March 31, 2023 and reflects the statutory rates in the applicable entities.

Q1 2024Herc Holdings Inc. NYSE: HRI 29 Calculation of Net Leverage Ratio $ in millions Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Long-Term Debt, Net $3,215 $3,493 $3,665 $3,673 $3,753 (Plus) Current maturities of long-term debt 12 12 14 15 15 (Plus) Unamortized debt issuance costs 5 5 5 5 5 (Less) Cash and Cash Equivalents (40) (37) (71) (71) (63) Net Debt 3,192 3,473 3,613 3,622 3,710 Trailing Twelve-Month Adjusted EBITDA 1,298 1,366 1,431 1,452 1,483 Net Leverage 2.5 x 2.5 x 2.5 x 2.5 x 2.5 x Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve- month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies.

Q1 2024Herc Holdings Inc. NYSE: HRI 30 Reconciliation of Free Cash Flow Three Months Ended March 31, Year Ended December 31, $ in millions 2024 2023 2023 2022 2021 Net cash provided by operating activities $240 $235 $1,086 $917 $743 Rental equipment expenditures (181) (332) (1,320) (1,168) (594) Proceeds from disposal of rental equipment 61 49 325 121 107 Net Fleet Capital Expenditures (120) (283) (995) (1,047) (487) Non-rental capital expenditures (30) (33) (156) (104) (47) Proceeds from disposal of property and equipment 2 3 15 7 5 Other — — (15) (23) — Free Cash Flow 92 (78) (65) (250) 214 Acquisitions, net of cash acquired (148) (138) (430) (515) (431) (Increase) decrease in Net Debt, excluding financing activities ($56) ($216) ($495) ($765) ($217) Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less rental equipment expenditures and non-rental capital expenditures, plus proceeds from disposal of rental equipment, proceeds from disposal of property and equipment, and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt, fund potential acquisitions and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non- discretionary expenditures.

Q1 2024Herc Holdings Inc. NYSE: HRI 31 Historical Fleet at OEC1 $ in millions FY 2019 FY 2020 FY 2021 FY 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 Q1 2024 Beginning Balance $3,777 $3,822 $3,589 $4,381 $5,637 $5,915 $6,211 $6,217 $5,637 $6,328 Expenditures 627 348 725 1,218 348 400 274 196 1,218 167 Disposals (593) (552) (281) (322) (144) (186) (309) (174) (813) (150) Acquisitions — 28 346 395 77 88 55 83 303 76 Foreign Currency / Other 11 (57) 2 (35) (3) (6) (14) 6 (17) (5) Ending Balance $3,822 $3,589 $4,381 $5,637 $5,915 $6,211 $6,217 $6,328 $6,328 $6,416 Proceeds as a percent of OEC 40.9% 37.0% 41.8% 44.4% 51.5% 47.0% 39.4% 44.3% 44.2% 49.5% 1. Original equipment cost based on ARA guidelines.

Q1 2024Herc Holdings Inc. NYSE: HRI 32 For additional information, please contact: Leslie Hunziker SVP Investor Relations, Communications & Sustainability leslie.hunziker@hercrentals.com 239-301-1675